Adjusting Items Included In Profit From Operations	6 Months Ended
Jun. 30, 2021
Revenue [Abstract]
Adjusting Items Included In Profit From Operations

ADJUSTING ITEMS INCLUDED IN PROFIT FROM OPERATIONS

Adjusting items are significant items in the profit from operations that individually or, if of a similar type, in aggregate, are relevant to an understanding of the Group’s underlying financial performance.

In summary, in the six months ended 30 June 2021, the Group incurred £328 million (30 June 2020: £271 million; 31 December 2020: £1,403 million) of adjusting items within profit from operations:

	Six months ended 30 June		Year ended 31 December
	2021	2020	2020
	£m	£m	£m
Restructuring and integration costs	83	69	408
Amortisation and impairment of trademarks and similar intangibles	151	171	339
Impairment of goodwill	-	11	209
Impairment and associated costs in respect of assets/liabilities held-for-sale	71	-	-
Credit in respect of an excise dispute in Russia	-	(15)	(40)
Charge in respect of MSA liabilities related to brands sold to a third party	-	-	400
Other adjusting items (largely other litigation including Engle)	23	35	87
Total adjusting items included in profit from operations	328	271	1,403

Notes to the Unaudited Interim Financial Statements

Adjusting items included in profit from operations cont…

(a) Restructuring and integration costs

Restructuring costs reflect the costs incurred as a result of initiatives to improve the effectiveness and the efficiency of the Group as a globally integrated enterprise. These costs represent additional expenses incurred that are not related to the normal business and day-to-day activities. These initiatives include a review of the Group’s manufacturing operations, and the costs associated with Quantum. Quantum is the review of the Group’s organisational structure announced in 2019 to simplify the business and create a more efficient, agile and focused company. Quantum was expected to deliver at least £1 billion of annualised savings over a three-year period (to 2022). The charges include the cost of packages in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs of the Group’s initiatives are included in profit from operations under the following headings:

	Six months ended 30 June		Year ended 31 December
	2021	2020	2020
	£m	£m	£m
Employee benefit costs	68	34	91
Depreciation, amortisation and impairment costs	(4)	3	151
Other operating expenses	19	32	166
Total	83	69	408

The restructuring costs in the six months ended 30 June 2021 include the cost of employee packages in respect of Quantum and the ongoing costs associated with initiatives to improve the effectiveness and efficiency of the Group as a globally integrated organisation. The credit recognised in depreciation and impairment costs is due to a partial impairment reversal following the revision of factory rationalisation initiatives.

The restructuring costs in the six months ended 30 June 2020 include the costs of packages paid to employees in respect of Quantum and the ongoing costs of the previously announced factory rationalisation activities in Russia and APME. In the twelve months ended 31 December 2020, in addition to the activities described in relation to the first half of 2020, the Group incurred restructuring costs in relation to factory rationalisation activities in the Netherlands, Hungary and Indonesia.

(b) Amortisation and impairment of trademarks and similar intangibles

Acquisitions in previous years have resulted in the capitalisation of trademarks and similar intangibles including those which are amortised over their expected useful lives, which do not exceed 20 years. The amortisation and impairment charge of £151 million (30 June 2020: £171 million; 31 December 2020: £339 million) is included in depreciation, amortisation and impairment costs in the income statement for the six months ended 30 June 2021.

(c) Other

In the six months ended 30 June 2021, the Group incurred £94 million (30 June 2020: £31 million; 31 December 2020: £656 million) of other adjusting items. In the first half of 2021, the Group has recognised a charge of £71 million, largely in relation to the impairment arising from the proposed sale of the Group’s operations in Iran, as described on page 20, as the assets and liabilities have been classified as held-for-sale at 30 June 2021.

The charge in 2020 included impairment of goodwill related to the Group’s acquisition of Twisp in South Africa (£11 million) and in the second half of 2020 a further £198 million of impairment of goodwill was recognised largely relating to Malaysia due to the ongoing challenging operating environment, including the continued level of illicit trade. These costs were partially offset by a credit of £40 million (of which £15 million was recognised in the first half of 2020) recognised in relation to the excise dispute in Russia for which a charge of £202 million was recognised, and disclosed, in 2019.

The charge for the first six months of 2021 also includes £23 million (30 June 2020: £35 million; 31 December 2020: £87 million) predominantly related to other litigation costs including Engle progeny.

In the second half of 2020, the Group recognised charges in respect of developments in cases regarding payment obligations under the state settlement agreements with Florida, Texas, Minnesota and Mississippi for brands previously sold to a third party. A total of £400 million was recognised following a decision in the Florida court (with respect to which the Group will continue to pursue indemnification remedies in a Delaware court) and following settlement discussions with other manufacturers and the states of Texas, Minnesota and Mississippi.

Notes to the Unaudited Interim Financial Statements

Adjusting items included in profit from operations cont…

(d) Ongoing impairment review of assets

The Group reviews and monitors the performance of its non-financial assets (including goodwill) in line with the requirements of IAS 36 Impairment of Assets. COVID-19 continues to impact the ability of a certain number of our cash generating units to return to normal operations and, where applicable, this was considered to be a trigger to review the carrying value of those assets. Specifically, in preparing the half year report for the six months ended 30 June 2021, the Group has assessed the Group’s operations in GTR due to the ongoing difficult trading conditions. In line with the assessment undertaken as part of the year-end 2020 exercise, management has applied a reasonable range of sensitivities and continues to assess that, despite a delayed return to normal operations, there was no indication of impairment. For GTR’s headroom to be reduced to nil, the forecast cash flows will have to reduce by 66% in each forecast year which is not considered to be a reasonably possible scenario as we continue to believe that the duty-free business will recover.

On 29 April 2021, in the US, the FDA reconfirmed its intention to issue a proposed product standard to ban menthol as a characterising flavour in cigarettes. Management notes that the FDA announcement does not itself constitute a ban on menthol in cigarettes, and any proposed regulation of menthol in cigarettes would need to be introduced through the established US comprehensive rule-making process, the timetable and outcome for which was, and remains, uncertain. Management continues to believe that any ban, given the mechanisms and processes required to be followed in the US, is unlikely to be implemented within the next five years.

However, it is recognised that the April 2021 announcement constituted a trigger for management to undertake a more detailed impairment indicator review of goodwill related to Reynolds American and the value of the Newport and Camel trademarks.

As previously described in the Group’s Annual Report and Accounts and Form 20-F for the year ended 31 December 2020, the value-in-use calculations have been prepared on a five-year cash flow forecast which assumes long-term volume decline of cigarettes, offset by pricing. After this forecast, a growth rate into perpetuity has been applied. Pre-tax discount rates were used in the impairment testing, based upon the Group’s weighted average cost of capital, taking into account the cost of capital and borrowings, to which specific market-related premium adjustments were made. These adjustments are derived from external sources and are based on the spread between bonds (or credit default swaps, or similar indicators) issued by the US or comparable governments and by local government, adjusted for the Group’s own credit market risk. For ease of use and consistency of application, these results are periodically calibrated into bands based on internationally recognised credit ratings. The long-term growth rates and discount rates have been applied to forecast cash flows, determined by local management based upon experience, specific market and brand trends as well as pricing and cost expectations. A further adjustment of approximately 70 bps to the pre-tax discount rate was applied to the US cash generating unit to reflect ongoing risk related to potential future regulation, not otherwise reflected in the forecast cash flows. The below table illustrates the carrying values, the key assumptions used in the assessment and the variance in that assumption required before an impairment is required:

	Carrying value	Pre-tax discount rate		Perpetuity growth rate
	At 30 June 2021 (£m)	Assumed	Required to reach nil headroom	Assumed	Required to reach nil headroom

Reynolds American Goodwill	32,375	7.6%	8.3%	1.00%	0.4%
			+70 bps		-60 bps
Newport	28,941	9.1%	9.7%	0.75%	-1.5%
			+60 bps		-225 bps
Camel	12,241	8.7%	11.8%	0.85%	-4.7%
			+310 bps		-555 bps

In management’s view, the required movement to the discount rate and perpetuity growth rates required to trigger a material impairment were not deemed to be likely. Further, in making the assessment, management also considered a number of scenarios related to the potential impact to volume in the event of a ban. There was no scenario that management considered likely that would, at this time, result in a reduction to the value-in-use that would trigger an impairment.

Accordingly, after carefully analysing both the qualitative and quantitative considerations, management concluded that no impairment was required for either the Newport and Camel brands or the overall Reynolds American goodwill balance. As part of the standard year-end impairment process another detailed impairment review will be undertaken for all the cash generating units in line with IAS 36. This will include the entire Reynolds American portfolio (including Newport and Camel) to ensure the book values remain supportable.

Notes to the Unaudited Interim Financial Statements

ADJUSTING ITEMS INCLUDED IN NET FINANCE COSTS

In the six months ended 30 June 2021, the Group incurred adjusting items within net finance costs of £34 million (30 June 2020: £3 million; 31 December 2020: £153 million).

This includes, in the first half of 2021, the impairment of investments held at fair value (£24 million) as part of the proposed sale of the Group’s operations in Iran (as described on page 20). Also included is interest on adjusting tax payables of £10 million (30 June 2020: £3 million; 31 December 2020: £11 million), including interest of £10 million (30 June 2020: £12 million; 31 December 2020: £21 million) in relation to the FII GLO, as described on page 45. In addition, in 2020, the Group recognised a net credit of £10 million in respect of an excise dispute and in respect of withholding tax in Russia.

In the second half of 2020, the Group also incurred net finance costs of £142 million (being interest costs of £157 million partly offset by fair value gains of £15 million) in relation to the early redemption and repurchase of bonds. This was in respect of a tender offer in October 2020 of £2,653 million, followed by a “make-whole” redemption of £462 million in November 2020, in respect of certain bonds and was treated as an adjusting item.

All of the adjustments noted above have been included in the adjusted earnings per share calculation on page 40.

ADJUSTING ITEMS INCLUDED IN SHARE OF POST-TAX RESULTS OF ASSOCIATES AND JOINT VENTURES

The Group’s interest in ITC decreased from 29.42% to 29.41% as a result of ITC issuing ordinary shares under the company’s Employees Share Option Scheme. The issue of these shares and change in the Group’s share of ITC resulted in a gain of £8 million (30 June 2020: £19 million; 31 December 2020: £17 million), which is treated as a deemed partial disposal and included in the income statement. Also, in the six months to 30 June 2021, the Group incurred a £1 million charge in relation to the amortisation of acquired intangibles associated with the acquisition of Organigram in March 2021, as described on page 20.

In 2020, ITC recognised a charge in respect of the cost of leaf tobacco stocks destroyed in a third-party warehouse fire, the Group’s share of which was £4 million.

The share of post-tax results of associates and joint ventures is after the adjusting items noted above, which are excluded from the calculation of adjusted earnings per share as set out on page 40.

ADJUSTING ITEMS INCLUDED IN TAXATION

The Group’s tax rate is affected by the adjusting items referred to below and by the inclusion of the share of associates’ and joint ventures’ post-tax profit in the Group’s pre-tax results.

In the six months to 30 June 2021, adjusting tax items included a net credit of £4 million (30 June 2020: £26 million; 31 December 2020: £35 million) relating to the impact of tax rate changes on deferred tax balances.

Adjusting tax items also includes £60 million for the six months to 30 June 2021 (30 June 2020: £67 million; 31 December 2020: £287 million) in respect of the taxation on adjusting items, which are described on pages 33 to 36.

As the above items are not reflective of the ongoing business, they have been recognised as adjusting items within taxation. Refer to page 45 for the FII GLO update. All of the adjustments noted above have been included in the adjusted earnings per share calculation on page 40.